EXHIBIT 1.(5)(b)(i)


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          Home Office: Houston, Texas
                        APPLICATION FOR LIFE INSURANCE

 1.  NAMES OF PERSONS PROPOSED FOR INSURANCE  Sex  Relationship   Date of Birth  Ins.  Place of   Height   Weight
     First         Middle      Last                               Mo   Day  Yr   Age    Birth     Ft In
 A.  JOHN           M          DOE             M    Primary         1 - 1 - 62   35     TEXAS     5' 10"     175
 Drivers Lic Num & State:____________________________ SS# ___________________
 B.
 Drivers Lic Num & State:____________________________ SS# ___________________
 C.
 D.

 For child or family benefits, list only children who are natural or legally adopted children of the Primary Proposed Insured or Spouse and who actually reside at the address of the Primary Proposed Insured.
 -----------------------------------------------------------------------------
 2.  PRESENT RESIDENCE OF PRIMARY PROPOSED INSURED
     Address 123 MAIN ST.
     City  HOUSTON   State  TEXAS   ZIP 77041
     Telephone (713) 466-3800   No. of Yrs. 10
 -----------------------------------------------------------------------------
 3.  OCCUPATION Proposed Insured A
     Occupation BANKER       Yrs. 10
     Employer Name  BANK ONE
     Address ________________________________
     City____________________________________State______Zip_______
     Telephone (___)________________

     PROPOSED INSURED B
     Occupation ______________  Yrs. ___
     Employer Name  ____________________
     Address ________________________________
     City____________________________________State______Zip_______
     Telephone (___)________________
 -----------------------------------------------------------------------------
 4.  HAS PROPOSED INSURED A OR B USED TOBACCO IN ANY FORM IN THE PAST 24 MONTHS?
     Proposed Insured A  [ ] Yes   [X] No
     Proposed Insured B  [ ] Yes   [ ] No
 -----------------------------------------------------------------------------
 5.  PLAN OF BASIC INSURANCE:
                                       Amount
     UNIVERSAL LIFE                  $ 25,000
     --------------                  ---------------
     Planned Periodic Premium        $______________
     Lump Sum Payment                $______________
     Benefit Option:     [ ] 1 - Level      [ ] 2 - Increasing
     Are you requesting Select Rates?       [ ] Yes    [ ] No
 -----------------------------------------------------------------------------
 6.  ADDITIONAL BENEFITS TO BE ADDED                            Amount
     [ ] Maturity Extension Rider - Death Benefit
     [ ] Maturity Extension Rider - Accumulation Value
     [ ] Terminal Illness Rider
     [ ] Waiver of Premium/Waiver of Monthly Deduction
     [ ] Waiver of Monthly Guarantee Premium
     [ ] Accidental Death Benefit                            $______________
     [ ] Spouse/Other Insured Rider                          $______________
     [ ] FIB __________ Units      CIB___________ Units
     [ ] Additional Insurance Option                         $______________
     [ ] Joint Insurance 4-Year Term                         $______________
     [ ] First-to-die Term Rider                             $______________
     [ ] Joint Term                                          $______________
     [ ] Joint ART  A n   B n                                $______________
     [ ] Automatic Increase Rider                             _____________%
     [ ] Return of Premium Death Benefit Option
     [ ] Premium Assurance Rider
     [ ] Other __________________________________            $______________
 -----------------------------------------------------------------------------
 7.  PREMIUMS TO BE PAID
     [ ]  Automatic Bank Check           [ ]  Direct
     [ ]  List Bill or Government Allotment    List Bill # ___________
          Company __________________
     [ ]  Annually        [ ]  Semi-Annually        [ ]  Quarterly
     Amount paid with application $ _______________ or     None
 -----------------------------------------------------------------------------
 8.  BENEFICIARY DESIGNATION PROPOSED INSURED A

     ________________________________________________________________________
           First                                            Relationship
     ________________________________________________________________________
           Second                                           Relationship
     ________________________________________________________________________
           Trust Name                                       Date of Trust

     Proposed Insured B

     ________________________________________________________________________
           First                                            Relationship
     ________________________________________________________________________
           Second                                           Relationship
     ________________________________________________________________________
           Trust Name                                       Date of Trust
 -----------------------------------------------------------------------------
 9.  PREMIUM PAYOR
     Name  ___________________________________________________
     Address _________________________________________________
     City ______________________ State _________ ZIP _________
     Relationship to Primary Proposed Insured ________________
     SECONDARY PAYOR
     Name  ___________________________________________________
     Address _________________________________________________
     City ______________________ State _________ ZIP _________
 -----------------------------------------------------------------------------
 10. POLICYOWNER AND TAXPAYER IDENTIFICATION NUMBER (MUST BE COMPLETED) Policyowner Name ________________________________________
     Address _________________________________________________
     City ______________________ State _________ ZIP _________
     Social Security or Tax ID Number ________________________
     Policyowner Date of Birth _______________________________
     [ ] Insured           [ ] Other Relationship ____________

     CONTINGENT OWNER DESIGNATION
     Contingent Policyowner Name _____________________________
     Social Security or Tax ID Number ________________________
     (Contingent Policyowner designation becomes effective upon the death of the Primary Owner)
 -----------------------------------------------------------------------------
 11. INCLUDE AUTOMATIC PREMIUM LOAN IF AVAILABLE?    [ ] Yes   [  ] No
 Home Office Endorsement Only. May not be used in any state where prohibited.
 -----------------------------------------------------------------------------
 L 8754-95 REV 897                   -1-

 12. HAS ANY PERSON PROPOSED FOR INSURANCE DURING THE LAST 12 MONTHS

    a. had a heart  attack,  stroke,  cancer,  diabetes,  or
       disorder of the immune system?                          [ ] YES  [ ] NO
    b. been  confined  to a hospital  or other  health  care
       facility  and/or been advised to have any  diagnostic
       test or surgery not yet performed?                      [ ] YES  [ ] NO
 -----------------------------------------------------------------------------
 Temporary insurance is not available if there are any "yes" answers to question number 1
 -----------------------------------------------------------------------------
 13.  REPLACEMENTS, EXCHANGES, CONVERSIONS

 If this is a replacement, required state replacement forms and disclosures must be used. If state does not require Policy Comparison Form, you must attach AGL Replacement Comparison Guide (L8726).

    a. List below all Life Insurance policies in force and applied for in all companies.

                 (Use explanations section on pg. 3 if necessary.)
  Proposed    Proposed                                                                  Is Beneficiary
   Insured    Insured                        Year           Coverage Amount              Business or           Replace
     A           B          Company         Issued      Life               ADB             Personal         Yes        No


                                                                                        Proposed Insured
                                                                                         A           B_D
                                                                                     Yes    No    Yes     No
 b. Is this insurance intended to be a 1035 tax-free exchange?                       [ ]    [X]    [ ]    [ ]
 c. Is this insurance intended to be a term conversion?                              [ ]    [X]    [ ]    [ ]
 d. Will this insurance replace, change, or use the cash value of any existing
    insurance policy or annuity?                                                     [ ]    [X]    [ ]    [ ]

 -----------------------------------------------------------------------------
 PART 2. UNDERWRITING INFORMATION

 IMPORTANT: (QUESTIONS 1 & 2 MUST BE ANSWERED EVEN IF A MEDICAL EXAM WILL BE PROVIDED)
 -----------------------------------------------------------------------------
 PROVIDE DETAILS TO ANY YES ANSWERS UNDER EXPLANATIONS ON PAGE 3

 1.  HAS ANY PROPOSED INSURED:
                                                          Proposed Insured
                                                          A           B_D
                                                     Yes    No     Yes     No

 a. in the  past 2 years  flown  in any  type of
    aircraft or plan to fly in the future, other
    than as a passenger?                             [ ]    [X]    [ ]     [ ]

    (If "Yes" complete Military & Civilian Aviation Supplement.)

 b. in the past 2 years  participated  or expect
    to participate in any vehicle racing on land
    or water, bobsledding, scuba or skin diving,
    skydiving   or    parachuting,    ultralight
    aviation, or mountaineering?                     [ ]    [X]    [ ]     [ ]

   (If "Yes" complete Avocation Questionnaire.)

 c. during  the  past  90  days   submitted   an
    application  for life insurance to any other
    company or is any contemplated?                  [ ]    [X]    [ ]     [ ]

 d. ever  had  a  life   insurance   application
    modified,   rated,   declined,    postponed,
    withdrawn, canceled, or refused for renewal?     [ ]    [X]    [ ]     [ ]

 e. any   intention  of  traveling  or  residing
    outside the United  States or Canada  within
    the next 24 months                               [ ]    [X]    [ ]     [ ]

 f. during  the  past 3  years  been  refused  a
    driver's license, had a moving violation, or
    been involved in 1 or more accidents?            [ ]    [X]    [ ]     [ ]

    (If "Yes" give license number, issue state & details.)

 g. ever used cocaine, barbiturates,  heroin, or
    other  narcotic  drugs,  except  as  legally
    prescribed by a physician?                       [ ]    [X]    [ ]     [ ]

 h. ever sought, received advice,  counseling or
    treatment for the use of alcohol, marijuana,
    barbiturates,     or     drugs     including
    prescription drugs?                              [ ]    [X]    [ ]     [ ]
 -----------------------------------------------------------------------------
 2. HAS ANY PROPOSED INSURED EVER BEEN DIAGNOSED
    OR  TREATED  BY ANY  MEMBER  OF THE  MEDICAL
    PROFESSION  FOR ACQUIRED  IMMUNE  DEFICIENCY
    SYNDROME (AIDS)?                                 [ ]    [X]    [ ]     [ ]
 -----------------------------------------------------------------------------
 3. HAS ANY PROPOSED INSURED IN THE PAST 3 YEARS EVER HAD:

    a. fainting   spells,    nervous   disorder,
       convulsions or paralysis?                     [ ]    [X]    [ ]     [ ]
    b. pain  or  discomfort  in  the  chest,  or
       shortness of breath?                          [ ]    [X]    [ ]     [ ]
    c. disorder  of  the  stomach,   intestines,
       rectum or blood in the urine?                 [ ]    [X]    [ ]     [ ]
 -----------------------------------------------------------------------------
 4. HAS ANY PROPOSED INSURED EVER CONSULTED A PHYSICIAN FOR OR BEEN DIAGNOSED OR TREATED FOR:

                                                          Proposed Insured
                                                          A           B_D
                                                     Yes    No     Yes     No

    a. mental disorder, epilepsy or stroke?
    b. disease or disorder of the heart or blood
       vessels,   heart   attack,   high   blood
       pressure, or rheumatic fever?                 [ ]    [X]    [ ]     [ ]
    c. elevated cholesterol?                         [ ]    [X]    [ ]     [ ]
    d. disease or disorder of the lungs, asthma,
       emphysema, or tuberculosis?                   [ ]    [X]    [ ]     [ ]
    e. disease   or    disorder    of   stomach,
       intestines,   rectum,   liver,   or  gall
       bladder?                                      [ ]    [X]    [ ]     [ ]
    f. disease  or   disorder   of  the  kidney,
       bladder, or prostate gland?                   [ ]    [X]    [ ]     [ ]
    g. sugar,  albumin,  blood,  or  pus  in the
       urine?                                        [ ]    [X]    [ ]     [ ]
    h. cancer, tumor, syphilis,  diabetes, gland
       or blood  disorder,  ulcer,  rupture,  or
       disease  or  disorder  of the  breast  or
       reproductive organs?                          [ ]    [X]    [ ]     [ ]
 -----------------------------------------------------------------------------
 5. HAS ANY PROPOSED INSURED DURING THE PAST 3 YEARS:

    a. received   or   claimed   disability   or
       hospital  indemnity benefits or a pension
       for any injury,  sickness,  disability or
       impaired condition?                           [ ]    [X]    [ ]     [ ]

    b. had  any  other   impairment,   sickness,
       laboratory     tests,    or    diagnostic
       procedures?                                   [ ]    [X]    [ ]     [ ]

    c. been  confined  in a  hospital  or  other
       health   care   facility,   had  a  blood
       transfusion,  or had  surgery  performed,
       advised, or contemplated?                     [ ]    [X]    [ ]     [ ]
 -----------------------------------------------------------------------------
 6. Is  any  Proposed  Insured  now  taking  any
    medication or under any treatment?               [ ]    [X]    [ ]     [ ]
 -----------------------------------------------------------------------------

 7. Medical Exam Certificate (Complete when submitting a medical examination from another company.)

    a. Attached examination is on the life of:

       ____________________________________________________

    b. Name of insurance company for which examination was made and date of the examination:

       ____________________________________________________
       Company                          Date of Exam

    c. Has  Proposed  Insured A or B consulted a
       doctor or other  practitioner or received
       medical or surgical advice since the date
       of the examination?                           [ ]    [X]    [ ]     [ ]

    d. To the best of  Proposed  Insured  A's or
       B's   knowledge   and  belief,   are  any
       statements   in   the   examination   now
       inaccurate, as of today?                      [ ]    [X]    [ ]     [ ]
 -----------------------------------------------------------------------------
 L 8754-95 REV 897                   -2-

 -----------------------------------------------------------------------------
 8. FAMILY HISTORY

 PROPOSED INSURED A
 Family      If living        If not living,     State of health or
 History    current age(s)    age at death       cause & date of death
 Father

 Mother

 Brothers
 & Sisters


 PROPOSED INSURED B
 Family      If living        If not living,     State of health or
 History    current age(s)    age at death       cause & date of death
 Father

 Mother

 Brothers
 & Sisters

 -----------------------------------------------------------------------------
 9. PERSONAL PHYSICIAN INFORMATION

                    Proposed Insured A
             Who is your personal physician?
 Name: ____________________________________________________________
 Address: _________________________________________________________
 City ____________________________ State ___________ Zip___________
 Phone:  __________________________________________________________
 Date personal physician was last seen? ___________________________ Reason Seen? _____________________________________________________


                    Proposed Insured B
             Who is your personal physician?
 Name: ____________________________________________________________
 Address: _________________________________________________________
 City ____________________________ State ___________ Zip___________
 Phone:  __________________________________________________________
 Date personal physician was last seen? ___________________________ Reason Seen? _____________________________________________________

 -----------------------------------------------------------------------------
 EXPLANATIONS:

 Details of any "Yes" answers to questions 1-7. Identify question number; circle applicable items; include diagnosis, treatment dates, duration, and names and addresses of all attending physicians and health care facilities.
 -----------------------------------------------------------------------------

  QUES  (Proposed) Insured A    QUES    (Proposed) Insureds B_D

 -----------------------------------------------------------------------------
 PART 3. FINANCIAL INFORMATION

 FINANCIAL INFORMATION MUST BE COMPLETED (1) FOR BUSINESS INSURANCE OR (2) FOR A PROPOSED INSURED AGE 65 OR OVER OR (3) WHERE THE FACE AMOUNT EXCEEDS $250,000 FOR PROPOSED INSUREDS UNDER AGE 65. IF FACE AMOUNT APPLIED FOR IS $1 MILLION OR MORE, PROVIDE AN EXPANDED FINANCIAL STATEMENT. I BELIEVE THAT THIS PURCHASE OF LIFE INSURANCE IS SUITABLE FOR THIS APPLICANT/INSURED, BASED UPON THE APPLICANT'S NEEDS, FINANCIAL SITUATION AND INSURANCE OBJECTIVES.
 -----------------------------------------------------------------------------

 1. FOR PERSONAL INSURANCE:
    a. What is the purpose of the insurance? Check all that apply.
    [ ] Estate preservation  [ ] Family protection  [ ] Mortgage protection
    [ ] Charitable           [ ] Other ____________________
    b. What is the Proposed Insured(s)
       1) Annual earned income $____________________
       2) Annual interest & other income $____________________
          (include retained earnings)
       3) Total assets $____________________
       4) Total liabilities $____________________
 2. FOR BUSINESS INSURANCE:
    a. What is the purpose of the insurance? Check all that apply.
    [ ] Key person    [ ] Buy-Sell    [ ] Split dollar    [ ] Stock redemption
    [ ] Creditor      [ ] Other
    b. Annual net profit before taxes:    Last year $____________________
       2 years ago $____________________ net worth  $____________________
    c. If key person insurance: Retained earnings $ __________
                                                            Yes    No
       1)  Are all partners or key people to be covered?    [ ]   [ ]
       2)  Does either Proposed Insured have an ownership
           interest in the business?                        [ ]   [ ]
        If "Yes" what is Proposed Insured A's percent of ownership?__________% If "Yes" what is Proposed Insured B's percent of ownership?__________%
 -----------------------------------------------------------------------------
 L 8754-95 REV 897                   -3-

 -----------------------------------------------------------------------------
 SPECIAL INSTRUCTIONS



 -----------------------------------------------------------------------------
               AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

 I hereby give my consent to: (1) any physician or medical practitioner; (2) hospital, clinic, or other health care facility; (3) insurance or reinsurance company; (4) consumer reporting agency, insurance support organization; (5) my employer; or (6) the Medical Information Bureau, Inc., to give to American General Life Insurance Company (American General Life) all information it has pertaining to: (1) my medical consultations, treatments or surgeries; (2) hospital confinements which concern the physical and mental condition of myself, my spouse or my minor children; (3) my use of drugs or alcohol; or
 (4) any other non-health (non-medical) information.

 In turn, American General Life is free to disclose such information and any information developed during its evaluation of my application to: (1) its reinsurers; (2) the Medical Information Bureau, Inc.; (3) other insurance companies; (4) me; (5) any physician designated by me; or (6) any person or entity required to receive such information by law or as I may further consent.

 I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent from American General Life.

 This consent shall be valid for thirty (30) months from the date stated below. I agree that a photocopy of this consent shall be as valid as the original. I authorize American General Life to obtain an investigative consumer report on me. I understand that I may: (1) request to be interviewed in connection with the preparation of the investigative consumer report; and
 (2) receive, upon written request, a copy of such report if no personal interview is in fact conducted.

 DECLARATION. I have read the above statements or they have been read to me. I represent that the above statements are true and complete to the best of my knowledge and belief. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance Agreement for which all eligibility requirements are met, I understand and agree that no insurance shall be in effect pursuant to this application, or under any policy issued by the Company, until: (1) the policy has been delivered and accepted; (2) the full first mode premium for the issued policy has been paid; and, (3) between the date of the application and the delivery and acceptance of the policy, there has been no material change in the health of any person proposed for insurance. I understand and agree that no agent is authorized to: (1) accept risks or pass upon insurability; (2) make or modify contracts; or (3) waive any of the Company's rights or requirements.

 I have received a copy of the Fair Credit Reporting Act, Medical Information Bureau (MIB), Insurance Information Practices, and Telephone Interview Information notices.

 IF ELIGIBLE: I have received and accepted the Limited Temporary Life Insurance Agreement. Temporary insurance is available only if: (1) the full first mode premium is submitted with this application; and (2) only "No" answers have been given in Part 1, Question 12.

 Any person who includes any false or misleading information on an application for insurance policy is subject to criminal and civil penalties.
 -----------------------------------------------------------------------------
 UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS APPLICATION IS MY CORRECT SOCIAL SECURITY (OR TAXPAYER IDENTIFICATION) NUMBER AND (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(a)(1)(C) OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
 -----------------------------------------------------------------------------

 Signed at ____________________   _____________________   Date: ______________
                  CITY                   STATE

 _______________________________
 SIGNATURE OF PROPOSED INSURED A
 (If below age 15, signature of parent or guardian.)


 _______________________________
 SIGNATURE OF OWNER/TRUSTEE (If other than
 Primary Proposed Insured. Show officer's title if signing for firm.)


 _______________________________
 SIGNATURE OF OWNER


 _______________________________
 SIGNATURE OF PROPOSED INSURED B


 _______________________________
 SIGNATURE OF OWNER


 _______________________________
 SIGNATURE OF OWNER

 I certify that I have truthfully and accurately recorded on the application the information supplied by the Proposed Insured(s) and personally witnessed the signature(s) of the Proposed Insured(s).


 _______________________________
 AGENT NAME (Please Print)

 _______________________________    __________           _________________
 SIGNATURE OF AGENT                  AGENT NO.           STATE LICENSE NO.
 -----------------------------------------------------------------------------
 L 8754-95 REV 897                   -4-

 -----------------------------------------------------------------------------
 AGENT'S REPORT (MUST be completed to issue policy.)
 -----------------------------------------------------------------------------

 1. IF PRIMARY PROPOSED INSURED HAS LIVED AT PRESENT ADDRESS LESS THAN 5 YEARS, LIST PREVIOUS ADDRESSES FOR THE PAST 5 YEARS, WITH DATES.


    List address where correspondence should be sent, if different than the Primary Proposed Insured's or Owner's address shown in Part 1.


 -----------------------------------------------------------------------------
 2. CURRENT MARITAL STATUS

    [ ] Married    [ ] Single    [ ] Divorced    [ ] Separated    [ ] Widowed
 -----------------------------------------------------------------------------
 3. IF MARRIED, WHAT AMOUNT OF INSURANCE IS IN FORCE
    ON THE SPOUSE? $_________________
 -----------------------------------------------------------------------------
 4. IF PRIMARY PROPOSED INSURED IS A CHILD, WHAT AMOUNT OF INSURANCE IS IN FORCE ON THE FATHER AND/OR MOTHER? $_________________
 -----------------------------------------------------------------------------
 5. HOW LONG HAVE YOU KNOWN THE PROPOSED INSURED(S)?
    Insured A ______________        Insured B ______________
 -----------------------------------------------------------------------------
 6. ARE YOU RELATED BY BLOOD OR MARRIAGE TO ANY PROPOSED INSURED?
    [ ] Yes    [ ] No      Relationship ______________
 -----------------------------------------------------------------------------
 7. DID YOU PERSONALLY SEE ALL PROPOSED INSUREDS AND ASK EACH AND EVERY QUESTION AND ACCURATELY RECORD THEIR ANSWERS YOURSELF?
    [ ] Yes    [ ] No   If "No" give details in Remarks.
 -----------------------------------------------------------------------------

 8. WHICH OF THE FOLLOWING HAVE YOU SCHEDULED?
                                       Proposed Insured
                                           A       B
 Blood Profile                            [ ]     [ ]
 HOS                                      [ ]     [ ]
 Inspection                               [ ]     [ ]
 Resting EKG                              [ ]     [ ]
 Stress EKG                               [ ]     [ ]
 Chest X-Ray                              [ ]     [ ]
 Para Med  ___________________________________________
              NAME OF EXAMINER/SERVICE        DATE
 Medical   ___________________________________________
              NAME OF EXAMINER/SERVICE        DATE
 APS from  ___________________________________________
                     DOCTOR                   DATE
 APS from  ___________________________________________
                     DOCTOR                   DATE
 -----------------------------------------------------------------------------
 9. COMPLETE IF PART 3 NOT COMPLETED
    a. Purpose of insurance. Check all that apply.
       [ ] Estate preservation   [ ] Family protection   [ ] Charitable
       [ ] Mortgage protection   [ ] Other _______________
    b. Annual earned income of the Proposed Insured(s) or of the Payor, if other than the Primary Proposed Insured
       Proposed Insured A  $________________
       Proposed Insured B  $________________
 -----------------------------------------------------------------------------
 10. TELEPHONE INTERVIEW INFORMATION

     Best time to call Proposed Insured(s) at
     Business (___)____________    Home (___)_______________
     Time______________________    Time______________________
 -----------------------------------------------------------------------------
 11. AGENT(S) TO RECEIVE COMMISSION & VOLUME CREDIT

     (Circle letter to indicate who     Agency       Agent      Percent
     should receive correspondence.)    Number      Number     of credit
 a.
 b.
 c.

 -----------------------------------------------------------------------------

 12. To the best of your knowledge, will the insurance applied for replace or change existing insurance or annuity in this or any other company?
     [ ] Yes    [ ] No

     (If "Yes", complete requirement of the state of residence.)
 -----------------------------------------------------------------------------
 REMARKS:



 -----------------------------------------------------------------------------


 _______   __________________________________     ___________________________
 Date      Contact Person if other than Agent     SIGNATURE OF AGENT

           __________________________________     ___________________________
           Telephone No. of Agent                 PLEASE PRINT NAME

           __________________________________     ___________________________
           Facsimile No. of Agent                 STREET ADDRESS (Please Print)

                                                  ___________________________
                                                  CITY         STATE     ZIP
 -----------------------------------------------------------------------------
 L 8754-95 REV 897                   -5-

 -----------------------------------------------------------------------------
                            BANK DRAFT INFORMATION
 -----------------------------------------------------------------------------

 The Automatic Bank Check plan, commonly known as ABC or Electronic Funds Transfer, is a preauthorized debit service which offers a convenient way to pay your insurance premiums. Under the ABC plan, your insurance premiums are collected from your bank account electronically. After each premium payment has been withdrawn from your bank account, a single-line entry in the amount of your premium payment will appear on your bank statement. That entry will be your receipt for payment of your premium. When paying with ABC, you no longer have to write additional checks or mail any premium payments. As long as you maintain a sufficient balance in your bank account, your insurance premiums are automatically paid from your account with no further effort on your part.

                        PREAUTHORIZED DEBIT AGREEMENT

 I, the undersigned bank account owner, hereby authorize and request American General Life Insurance Company ("Company") to initiate electronic or other commercially accepted type debits against the indicated bank account in the depository institution named below ("Depository") for the payment of premiums and other indicated charges due on the insurance policy or policies listed below (hereafter referred to as "Policy", whether one or more), and to continue to initiate such debits in the event of a conversion, renewal or other change to any such policy. I hereby agree to indemnify and hold the Company harmless from any loss, claim or liability of any kind by reason or dishonor of any debit.

 I understand that this Authorization will not affect the terms of the Policy, other than the mode of payment, and that if premiums are not paid within the applicable grace period, the Policy will terminate, subject to any applicable nonforfeiture provision. I acknowledge that the debit appearing on my bank statement shall constitute my receipt of payment, but no payment is deemed made until the company receives actual payment in its Home Office. I understand that this Authorization will not result in any insurance becoming effective under any conditional receipt or temporary insurance unless all terms of such conditional receipt or temporary insurance have been met.

 I agree that this Authorization may be terminated by me or the Company at any time and for any reason by providing written notice of such termination to the non-terminating party and may be terminated by the Company immediately if any debt is not honored by the Depository named below for any reason.

        Policy No.               Insured                   Premium Amount

 ______________________     ______________________     ______________________

 ______________________     ______________________     ______________________

 ______________________     ______________________     ______________________

   Bank Account Number ______________________   FREQUENCY:  [ ] Monthly
   Transit Routing Number____________________               [ ] Quarterly
   Name of Depository _______________________               [ ] Semi-Annually
   Address of Depository ____________________               [ ] Annually

  Preferred withdrawal date _________________

 [ ] Please initiate debits against my account for all outstanding premiums due.

                _______________________________         ________
                Signature of Bank Account Owner         Date

                          PLEASE ATTACH VOIDED CHECK

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 L 8754-95 REV 897                   -6-

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                   AMERICAN GENERAL LIFE INSURANCE COMPANY
                         Home Office: Houston, Texas
                  LIMITED TEMPORARY LIFE INSURANCE AGREEMENT

 Received $_______________________ on this date from _______________________ .

 This amount was paid when, on this date, a life insurance application was signed in which is named as the Primary Proposed Insured. We agree to provide temporary life insurance coverage as described below, subject to the rules that follow:

 ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY: DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

 NOTE: AGENT DOES NOT HAVE THE AUTHORITY TO ACCEPT A PREMIUM (INCLUDING AUTOMATIC BANK DRAFT CHECK, SALARY SAVINGS OR GOVERNMENT ALLOTMENT) WITH THIS APPLICATION IF THE CONDITIONS IN THE DECLARATION CANNOT BE MET; IF ANY PART OF QUESTION 12 HAS BEEN ANSWERED "YES", ANSWERED FALSELY, OR LEFT BLANK, THIS AGREEMENT WILL BE VOID AND ANY PAYMENT SUBMITTED WILL BE REFUNDED.

 1. The full first mode premium must be submitted with this application. (Any payment submitted must be honored on its first presentation for payment.)

 2. The answer to all parts of question 12 must be "NO".

 3. Upon receipt of due proof of the death of any person to be insured during the period covered by this agreement, the total amount we will pay under the policy, any riders, and this agreement, will be the lesser of:

    (a) the amount applied for on such person; or
    (b) $300,000 and the amount of any premium paid for coverage in excess of $300,000 on such person.

 4. Such payment will be made in one sum to the beneficiary stated in the application. If death is due to suicide, payment will be limited to the return of the amount paid. Coverage under this agreement will be subject to the terms of the policy for which application is made.

 5. Coverage will begin on the latest of the following dates:
    (a) the date of the application;
    (b) the date that all medical examinations have been taken; or
    (c) the date requested in the application.

 6. Coverage under this agreement will cease on the earliest of the following dates:

    (a) the date we issue the policy as applied for;
    (b) the date a policy issued other than as applied for is offered to the applicant;
    (c) the date we decline the application;
    (d) the date we state that the application will not be considered on a prepaid basis; or
    (e) 60 days from the date coverage begins under this agreement.

 7. Any payment submitted to and accepted by the Company will be:

    (a) applied to pay the first premium due if the policy is issued as applied for;
    (b) applied toward payment of the first premium if a policy is issued other than as applied for and is accepted by the applicant;
    (c) refunded if we decline the application or if the applicant refuses to accept a policy issued other than as applied for.

 No changes may be made in the terms and conditions of this form.

 No statement which claims to make such a change will bind the Company.

 I understand and agree that no agent is authorized to accept risks or pass upon insurability, to make or modify contracts, or to waive any of the company's rights or requirements.

 Signed at ____________________   _____________________   Date: ______________
                  CITY                   STATE

   _________________________          _____________________
       SIGNATURE OF AGENT                  AGENT NUMBER
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 L 8754-95 REV 897                   -7-

           DETACH THIS NOTICE & LEAVE IT WITH THE PROPOSED INSURED

                   AMERICAN GENERAL LIFE INSURANCE COMPANY

                         Home Office: Houston, Texas

                          NOTICE TO PROPOSED INSURED
 -----------------------------------------------------------------------------

                          FAIR CREDIT REPORTING ACT

 In compliance with the Fair Credit Reporting Act, as amended, we advise you that we may, as a part of our normal procedure for processing your contract application, request that an investigative consumer report be prepared whereby information is obtained through personal interviews with your neighbors, friends, former employers, primary insurance company or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics and mode of living.

 You have the right to make a written request to our home office within a reasonable period of time to receive additional, detailed information about the nature and scope of this investigation, if one is made. Please address your request to New Business, American General Life Insurance Company, P.O. Box 1931, Houston, Texas 77251-1931. These reports are obtained in your best interest. They assist us in determining that the Company's insureds meet certain standards, thus allowing us to continue offering coverage at the lowest possible cost to all who qualify.

                          MEDICAL INFORMATION BUREAU

 Information regarding your insurability will be treated as confidential. American General Life Insurance Company or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

 Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 01112, telephone number
 (617) 426-3660.

 American General Life Insurance Company or its reinsurers may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

                       INSURANCE INFORMATION PRACTICES

 To issue an insurance policy, we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you and some will come from other sources. That information and any subsequent information collected by us may in certain circumstances be disclosed to third parties without your specific authorization.

 You have a right of access and correction with respect to the information collected about you except information which relates to a claim or civil or criminal proceeding.

 If you wish to have a more detailed explanation of our information practices, please contact: American General Life Insurance Company, New Business, P.O. Box 1931, Houston, Texas 77251-1931.

               TELEPHONE INTERVIEW INFORMATION (IF APPLICABLE)

 To help us process your application as rapidly as possible, American General Life may have one of its representatives contact you by telephone and at your convenience to secure additional underwriting information.

 You may be assured that all information developed in this interview will be kept in strictest confidence and used solely for insurance purposes.
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 L 8754-95 REV 897                   -8-